UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2018 (October 16, 2018)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(Address of principal executive offices)	(Zip Code)

(978) 459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

Amendment to Enterprise Bancorp, Inc. 2009 Stock Incentive Plan and Enterprise Bancorp, Inc. 2016 Stock Incentive Plan.
On October 16, 2018, the Board of Directors (the “Board”) of Enterprise Bancorp, Inc. (the “Company”) approved an amendment to Section 9(b) (the “2009 Plan Amendment”) of the Enterprise Bancorp, Inc. 2009 Stock Incentive Plan (the “2009 Plan”) and an amendment to Section 10(b) (the “2016 Plan Amendment”) of the Enterprise Bancorp, Inc. 2016 Stock Incentive Plan (the “2016 Plan”). Section 9(b) of the 2009 Plan and Section 10(b) of the 2016 Plan each contain a net withholding provision that allows for a grantee, at his or her election, to have the Company satisfy its income withholding obligations by withholding shares otherwise subject to the award. Previously, the amount of the net withholding was to be not more than the amount otherwise required by the Company to satisfy its minimum required tax withholding obligation. The result of these provisions was that the Company must round down to the nearest whole share in order to satisfy the net withholding provisions. In contrast, the 2009 Plan Amendment and the 2016 Plan Amendment provide that, in instances where net withholding is utilized, the Company may round up to the nearest whole share in order to satisfy the net withholding provisions, instead of rounding down. All other provisions of the 2009 Plan and the 2016 Plan remain in effect and are unchanged by the 2009 Plan Amendment and the 2016 Plan Amendment, respectively.
The Board has determined that the 2009 Plan Amendment and the 2016 Plan Amendment are ministerial in nature, are not a material amendments to the terms of the 2009 Plan and the 2016 Plan, and are materially consistent with the terms of the 2009 Plan and the 2016 Plan. Accordingly, the Board has determined that the approval of the 2009 Plan Amendment and the 2016 Plan Amendment by the Company’s shareholders is not required.
The foregoing descriptions of the 2009 Plan Amendment and the 2016 Plan Amendment are a summary and are qualified in their entirety by reference to the copy of the 2009 Plan, as amended, attached as Exhibit 10.1 to this report and the 2016 Plan, as amended, attached as Exhibit 10.2 to this report, each of which are hereby incorporated by reference to this report.

Item 9.01    Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Not applicable

(d)    The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Enterprise Bancorp, Inc. 2009 Stock Incentive Plan, as amended on October 16, 2018.
10.2	Enterprise Bancorp, Inc. 2016 Stock Incentive Plan, as amended on October 16, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: October 22, 2018	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer and Chief Financial Officer